UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 23, 2018
First Busey Corporation
 (Exact name of registrant as specified in its charter)
Nevada	0-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 W. University Ave.
Champaign, Illinois  61820
 (Address of principal executive offices) (Zip code)
(217) 365-4544
 (Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
Pursuant to Item 5.07(d) of Form 8-K, First Busey Corporation (the "Company"), is filing this Amendment to its Form 8-K originally filed on May 24, 2018, solely for the purpose of disclosing the Company's decision on the frequency of future advisory votes on executive compensation.

Item 5.07	Submission of Matters to a Vote of Security Holders.
In the proxy statement that the Company provided to its stockholders in connection with the Company's 2018 annual meeting of stockholders (the "Annual Meeting"), the Board of Directors of the Company recommended that the stockholders vote, on an advisory basis, in favor of conducting future advisory votes on executive compensation every year.  These advisory votes on executive compensation are periodic, non-binding stockholder votes to approve the compensation paid to the Company's named executive officers as disclosed in the Company's proxy statements and are required under Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14A-21(b) thereunder.

The Company held its Annual Meeting on May 23, 2018. Of the 48,708,521 shares of common stock issued and outstanding as of the record date for the Annual Meeting, 40,332,053 shares were represented at the meeting in person or by proxy, constituting 82.80% of the outstanding shares. In a non-binding advisory vote held at the Annual Meeting on the frequency of future advisory votes on executive compensation, 29,784,566 shares voted for one year, 85,433 shares voted for two years, 2,586,640 shares voted for three years, 138,092 shares abstained and there were 7,737,322 broker non-votes.

Based upon these results, and consistent with the Board of Directors' recommendation to stockholders in the proxy statement for the Annual Meeting, the Company expects that it will continue to hold an advisory stockholder vote on executive compensation every year until the Company's 2024 annual meeting of stockholders, when the next stockholder vote on the frequency of future advisory votes on executive compensation is required under the Exchange Act.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 10, 2018	First Busey Corporation
By: /s/ Robin N. Elliott
Name:              Robin N. Elliott
Title: Chief Operating Officer and Chief Financial Officer